Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

From time to time, we grant stock options to our employees, including our named executive officers. Historically, we have granted new-hire stock option awards on or soon after a new hire’s employment start date and annual refresh employee option grants generally in the first quarter of each fiscal year. In addition, non-employee directors receive automatic grants of initial and annual stock option awards, at the time of a director’s initial appointment or election to the board of directors and at the time of each annual stockholder meeting as further described in the section titled “Director Compensation—Non-Employee Director Compensation Policy”. We have not timed the release of material non-public information for the purpose of affecting the value of executive compensation.

MNPI Disclosure Timed for Compensation Value	false